UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. |_|)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the Appropriate Box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

ENB Financial Corp

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

|X| No fee required

|_| Fee paid previously with preliminary materials.

|_| Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

ENB FINANCIAL CORP

31 East Main Street Ephrata, PA 17522

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, MAY 5, 2026

TO THE SHAREHOLDERS OF ENB FINANCIAL CORP:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ENB Financial Corp (the “Corporation”) will be held at Ephrata National Bank, 124 East Main Street, 5th Floor of Brossman Business Complex, Ephrata, Pennsylvania 17522 on Tuesday, May 5, 2026, at 1:00 p.m., Eastern Time, for the purpose of considering and voting upon the following matters:

1.	To elect three (3) Class C directors to serve for a three-year term and until their successors are elected and qualified. The nominees of the Board of Directors for election as Class C directors are Rachel G. Bitner, Joshua E. Hoffman and Susan Y. Nicholas;

2.	To ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2026; and

3.	To transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

Shareholders of record at the close of business on Tuesday, March 10, 2026, are entitled to notice of and to vote at the Annual Meeting of Shareholders.

Your vote is important regardless of the number of shares you own. Please submit your vote by completing and signing the enclosed proxy card and mailing it promptly in the postage paid envelope or, if you prefer, you may vote by telephone at 1-800-652-8683 or via the Internet at www.investorvote.com/ENBP. Internet voting is available until 1:00 a.m. Eastern Time the day of the meeting. We cordially invite you to attend the meeting. Your proxy is revocable and you may withdraw it at any time prior to voting at the meeting. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the Corporation before the vote at the meeting. If you are a shareholder whose shares are registered in “street name” and held in a stock brokerage account or by a bank or other nominee, you will need additional documentation from your broker in order to vote at the meeting.

We enclose, among other things, a copy of the 2025 ENB Financial Corp Annual Report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 5, 2026: The Proxy Statement, proxy card and 2025 Annual Report are available on the Internet at: www.investorvote.com/ENBP.

By Order of the Board of Directors,

Jeffrey S. Stauffer
Chairman, President & Chief Executive Officer

Ephrata, Pennsylvania April 2, 2026

PROXY STATEMENT

Dated and mailed on or about April 2, 2026

ENB FINANCIAL CORP
31 EAST MAIN STREET

EPHRATA, PENNSYLVANIA 17522

(717) 733-4181

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, MAY 5, 2026

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
ENB FINANCIAL CORP

MAY 5, 2026

GENERAL INFORMATION

Introduction

ENB Financial Corp is the holding company for Ephrata National Bank. Throughout this proxy statement, ENB Financial Corp and its wholly owned subsidiary, Ephrata National Bank, will be collectively referred to as “the Corporation” and, on behalf of the Board of Directors (“the Board”), furnishes this proxy statement in connection with the solicitation of proxies for use at the Corporation’s 2026 Annual Meeting of Shareholders. This proxy statement and the related proxy card are being distributed on or about April 2, 2026.

We have not authorized anyone to provide you with information about the Corporation; therefore, you should rely only on the information contained in this document or in the documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at the Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Date, Time and Place for the Annual Meeting

The Annual Meeting of Shareholders will be held on Tuesday, May 5, 2026, at 1:00 p.m., Eastern Time, at Ephrata National Bank, 124 East Main Street, 5th Floor of Brossman Business Complex, Ephrata, Pennsylvania 17522. All inquiries regarding the annual meeting should be mailed to Nicholas D. Klein, Corporate Secretary, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522 or by telephone at (717) 733-4181.

Purpose of the Annual Meeting

At the annual meeting, shareholders will vote on the following matters:

1.	To elect three (3) Class C directors to serve for a three-year term and until their successors are elected and qualified. The nominees of the Board of Directors for election as Class C directors are Rachel G. Bitner, Joshua E. Hoffman and Susan Y. Nicholas;

2.	To ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2026; and

3.	To transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

PROXY SOLICITATION AND VOTING PROCEDURES

Proxy Solicitation

The Board solicits this proxy for use at the Corporation’s 2026 Annual Meeting of Shareholders and the Corporation will pay the cost of preparing, printing, assembling, mailing, and soliciting proxies and any additional material that the Corporation sends to its shareholders. In addition to the solicitation of proxies by mail, the Corporation’s directors, officers, and employees may solicit proxies in person or by telephone, facsimile, email, or other similar electronic means without additional compensation. The Corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held by these entities. The Corporation will, upon request, reimburse these third parties for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of stock.

Voting Procedures

Only shareholders of record at the close of business on March 10, 2026, may vote at the meeting. As of the close of business on March 10, 2026, the record date for the annual meeting, 5,739,114 shares of the Corporation’s common stock, par value $0.10 per share, were issued and 5,692,991 shares were outstanding.

If your shares are registered directly in your name with the Corporation’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Corporation. You can vote your shares by completing and returning a written proxy card or by voting via the Internet or telephone as instructed on the proxy card. The method by which you vote will in no way limit your right to participate and vote at the annual meeting if you later decide to attend in person.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote, and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting unless you obtain a proxy executed in your favor from your broker or nominee, the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

By properly completing a proxy, you appoint Aaron L. Groff, Jr. and Mary E. Leaman as proxy holders to vote your shares in accordance with your instructions as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted:

•	FOR the election of the director nominees identified in this proxy statement;

•	FOR the ratification of the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2026; and

•	FOR the approval to transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

As of the date of this document, the Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than the ones described in this document. If any other matters shall properly come before the meeting and be voted upon, the persons named as proxy holders will vote on those matters in accordance with the recommendations of the Board of Directors.

Revocability of Proxy

Shareholders of record who completed proxies may revoke them at any time before they are voted at the annual meeting by:

•	delivering a written notice of revocation to Nicholas D. Klein, Corporate Secretary, at 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522;

•	voting via telephone or Internet or by delivering a duly executed proxy bearing a later date to the Corporate Secretary; or

•	voting in person after giving written notice to the Corporate Secretary.

Quorum and Votes Required for Approval

To hold the annual meeting, a quorum of the Corporation’s outstanding shares must be present. Under Pennsylvania law and the Corporation’s bylaws, a majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the purpose of conducting business. Votes withheld and abstentions will be counted for determining the presence of a quorum but broker non-votes will not be counted for determining the presence of a quorum for a particular matter as to which the broker withheld authority.

Each share is entitled to one (1) vote on all matters submitted to a vote of shareholders. All matters to be voted on by the shareholders require an affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under the Corporation’s articles of incorporation or bylaws. In the case of election of directors, the candidates receiving the highest number of “FOR” votes cast by those shareholders entitled to vote for the election of directors are elected. Shareholders are not entitled to cumulate votes for the election of directors. The proxy holders will not cast votes for or against any director nominees where the broker withheld authority.

GOVERNANCE OF THE
CORPORATION

Introduction

The Corporation’s governing body is its Board of Directors. The Board is responsible for directing and overseeing the management of the Corporation’s business in the best interests of its shareholders and to fulfill its mission of service to the communities in which it conducts business. In carrying out its responsibilities, the Board selects and monitors the CEO, provides oversight for financial reporting, legal, and regulatory compliance, determines the Corporation’s governing principles, and implements its governance policies. The Board believes that the purpose of corporate governance is to ensure that the Corporation is managed for the long-term benefit of its shareholders, and to conduct business in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices that it believes promote this purpose.

Composition of the Board of Directors

The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, skills, and diversity, when taken together as a group, will allow the Board of Directors to satisfy its oversight responsibilities effectively. In identifying candidates for Director, the Nominating and Governance Committee and the Board of Directors takes into account: (1) the comments and recommendations of individual Board members regarding the effectiveness of the existing Board of Directors or the need to enhance the Board of Directors with members who bring particular experience, qualifications, attributes, skills, and diversity; (2) the necessary expertise and sufficiently diverse business and social backgrounds of the overall composition of the Board of Directors to effectively represent the market areas in which the Corporation conducts business; (3) the independence of non-employee Directors and other possible conflicts of interest of existing and potential members of the Board of Directors; and (4) other criteria that assures representation of the general population of the communities in which the Corporation is involved.

Leadership Structure of the Board of Directors

The Board of Directors is structured in a way that provides for leadership from the Chairman. Jeffrey S. Stauffer serves as the Chairman of the Board of Directors and also serves as President and Chief Executive Officer of the Corporation. The Board of Directors has not established a position of “Lead Director” from among the independent directors, nor does any independent director assume that position of leadership within the Board. The Board of Directors believes this leadership structure is appropriate for the Corporation considering the structure of the Corporation, the number of Board meetings, the number of Board committees, and the degree of involvement of the independent directors in the Board committees. The Board further believes its present leadership structure ensures that management is aligned with the Board to effectively implement the business strategy endorsed by the Board.

Role of the Board of Directors in Risk Oversight

The Board of Directors recognizes the importance of on-going identification and management of risk in order to maintain a sound financial and reputational condition. The Board has adopted a risk management policy to establish an Enterprise Risk Management (ERM) program. The Board commits to providing sufficient resources to ensure full implementation of an ERM program and will maintain an ERM framework to coordinate the many aspects of risk.

The Board of Directors is ultimately responsible for the Corporation’s risk management program and has approved a General Risk Appetite Statement. The Board of Directors and management use a balanced approach in determining acceptable levels of risk to undertake. The Corporation manages risk by:

•	Keeping each other accountable for the risks we take
•	Avoiding risks that we do not take time to understand
•	Fully vetting all new products, services, and vendors
•	Communicating real or perceived risks to our peers and managers
•	Maintaining strong policies and procedures
•	Holding acceptable levels of capital to protect against losses

Risk is an inherent component of the Corporation’s activities. The ability to effectively identify, measure, monitor, control, and report on risk activities is critical to the achievement of the Corporation’s mission and strategic objectives. The Corporation’s risk management approach reflects its values, influences its culture, and guides its operations. It is captured in policy statements, Board and management directives, operating procedures, training programs, and is demonstrated in daily activities by management and staff.

ERM is a group of structured and consistent risk management processes that are applied across the Corporation. An ERM program identifies, assesses, prioritizes, and provides a formal structure for the internal and external risks that impact an organization. These activities are categorized under commonly accepted categories of risk. The Corporation has elected to adopt the categories currently identified by the Office of the Comptroller of the Currency along with Reputation Risk.

The Corporation’s ERM program is driven by an approach that is aligned with the Corporation’s profile and strategic objectives. It is enhanced by formalizing roles within the Corporation, active committees, policies and procedures, reporting, communication, technology, and other risk management activities.

Director Independence

The corporate governance principles of the Corporation provide that a majority of the members of the Board of Directors, and each Board committee must meet the standards for independence as defined by the Securities and Exchange Commission (SEC) and Nasdaq.

Currently, the Corporation’s Board of Directors has twelve (12) members. Ten (10) directors: Joshua E. Hoffman, Willis R. Lefever, Jose R. Lopez, Jay S. Martin, Susan Y. Nicholas, Brian K. Reed, J. Daniel Stoltzfus, Mark C. Wagner, Judith A. Weaver, and Roger L. Zimmerman meet the standards for independence. This constitutes more than a majority of the Board of Directors. Rachel G. Bitner and Jeffrey S. Stauffer do not meet the standard of independence. Ms. Bitner and Mr. Stauffer are currently employees of the Corporation, and Mr. Stauffer serves as the Chairman of the Board of Directors. Only independent directors serve on the Corporation’s Committees.

In determining each director’s independence, the Board considered loan transactions between the Bank and the individuals, their family members, and businesses with whom they are associated. In each case, the Board determined that none of the transactions impaired the independence of the non-employee directors.

Meetings and Committees of the Board of Directors

During 2025, the Board of Directors of the Corporation held eighteen (18) meetings, and all the committees of the Board of Directors held a combined total of seventeen (17) meetings, for a total of thirty-five (35) meetings. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the meetings for committees on which they served during 2025. While the Corporation has no written policy requiring directors to attend the Annual Meeting of Shareholders, they are encouraged to do so and all ten of the then sitting directors attended the 2025 Annual Meeting of Shareholders.

The Board of Directors currently has the following committees:

•	Audit Committee
•	Building and Expansion Committee
•	Compensation Committee
•	Nominating and Governance Committee
•	Trust Operations Committee

Audit Committee. The members of the Audit Committee in 2025 were: Joshua E. Hoffman (Chair), Jose R. Lopez, Jay S. Martin, and Roger L. Zimmerman. All members of the Audit Committee have been determined to be independent of management of the Corporation as outlined by the SEC and Nasdaq rules for Audit Committees. The Audit Committee oversees the accounting and tax functions of the Corporation, recommends to the Board the engagement of independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the system of internal controls and accounting and reporting practices. The Board of Directors has designated Joshua E. Hoffman as an Audit Committee Financial Expert, as defined in the Sarbanes-Oxley Act and applicable SEC rules and regulations. The Audit Committee has the authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Audit Committee held five (5) meetings during 2025.

The Audit Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Nicholas D. Klein, Corporate Secretary.

Building and Expansion Committee. The members of the Building and Expansion Committee in 2025 were: Willis R. Lefever (Chair), Brian K. Reed, J. Daniel Stoltzfus, and Judith A. Weaver. This committee provides guidance regarding the purchase and/or lease of real estate, the construction and/or renovation of the Corporation’s offices, and general improvements to facilities. The Building and Expansion Committee held two (2) meetings during 2025.

The Building and Expansion Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Nicholas D. Klein, Corporate Secretary.

Compensation Committee. The members of the Compensation Committee in 2025 were: Roger L. Zimmerman (Chair), Jay S. Martin and Mark C. Wagner. All members of the Compensation Committee have been determined to meet the standards and to be independent of management of the Corporation as outlined by the SEC and Nasdaq. The Compensation Committee evaluates the Chief Executive Officer’s performance and makes recommendations to the Board of Directors concerning the Chief Executive Officer’s compensation based on its evaluation. The Chief Executive Officer is not present when these discussions occur. The Compensation Committee also makes recommendations to the Board of Directors concerning the salaries and benefits of directors, officers, and employees of the Corporation. The Compensation Committee held three (3) meetings during 2025.

The Compensation Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Nicholas D. Klein, Corporate Secretary.

Nominating and Governance Committee. The members of the Nominating and Governance Committee in 2025 were: Joshua E. Hoffman (Chair), Willis R. Lefever, and Susan Y. Nicholas. The Nominating and Governance Committee consists entirely of directors that are independent of management of the Corporation as outlined by the SEC and Nasdaq. The Nominating and Governance Committee was established to provide continuing assistance to the Board of Directors in matters relating to corporate governance, Board performance, composition of the Board, and Board and Management succession planning. The Nominating and Governance Committee held three (3) meetings during 2025.

The Nominating and Governance Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Nicholas D. Klein, Corporate Secretary.

Trust Operations Committee. The members of the Trust Operations Committee in 2025 were: Judith A. Weaver (Chair), Susan Y. Nicholas, Brian K. Reed, and Mark C. Wagner. This committee consists entirely of directors who are independent of management of the Corporation as outlined by the SEC and Nasdaq. The Trust Operations Committee provides general supervision over all trust accounts held and managed in the Corporation’s Wealth Solutions, a Division of Ephrata National Bank and reviews all new and closed trust accounts. The Trust Operations Committee held four (4) meetings during 2025.

The Trust Operations Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Nicholas D. Klein, Corporate Secretary.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not consider a formal process necessary. Shareholders who wish to communicate to the Board of Directors should send their requests to Nicholas D. Klein, Corporate Secretary, ENB Financial Corp, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522. Written communications received by the Corporation from shareholders are shared with the full Board of Directors no later than the next regularly scheduled Board meeting.

Shareholder Proposals

If a shareholder wants to submit a proposal to be considered for inclusion in the proxy statement for next year’s annual meeting, the written proposal must be received by the Corporation no later than December 3, 2026. Proposals received after that date may be considered at the annual meeting but, at the discretion of the Board of Directors, they may not be included in the proxy statement. Shareholder Proposals may be sent to Nicholas D. Klein, Corporate Secretary, ENB Financial Corp, 31 East Main Street, P. O. Box 457, Ephrata, Pennsylvania 17522.

Insider Trading Policies and Procedures

The Board has adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Corporation’s securities by directors, officers and employees, or the Corporation itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Corporation.

The Board has adopted a policy prohibiting transactions by the Corporation’s directors and executive officers that hedge or offset, or are designed to hedge or offset, any decrease in the market value of ENB Financial Corp securities or limit their ability to profit from an increase in the market value of ENB Financial Corp securities.

ELECTION OF DIRECTORS

Nomination of Directors

Under the Corporation’s bylaws, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Other than the Corporation’s bylaws, the Board does not have a policy regarding nominations for election to the Board of Directors because of the infrequency of such nominations. To make a nomination, a shareholder must mail a notice to Nicholas D. Klein, Corporate Secretary, ENB Financial Corp, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522. Such notice of nomination must be made not less than fourteen (14) days nor more than fifty (50) days prior to the date of any meeting of shareholders called for the election of directors. If less than twenty-one (21) days of notice of the meeting is given to shareholders, such notice of nomination shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which the notice of the meeting was mailed. Any notice of nomination shall contain the following information to the extent known by the notifying shareholder:

•	The name, address, and principal occupation of the proposed nominee;
•	The total number of shares that, to the knowledge of the notifying shareholder, will be voted for the proposed nominee;
•	The name and residence address of the notifying shareholder; and
•	The number of shares of the Corporation’s common stock owned by the notifying shareholder.

In addition to satisfying the foregoing requirements under the Corporation’s bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 6, 2027. However, if the date of the 2027 Annual Meeting is changed by more than thirty (30) calendar days from the anniversary date of the 2026 Annual Meeting, then notice must be provided by the later of sixty (60) calendar days prior to the date of the 2027 Annual Meeting or the tenth (10th) calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

The Corporation’s bylaws authorize the number of directors at any time to be not less than five (5) and not more than twenty-five (25). The bylaws also provide for three (3) classes of directors, with each class serving three- year terms to expire in successive years. Three (3) Class C directors have been nominated for election at the 2026 Annual Meeting and, if elected, will serve until the 2029 annual meeting of shareholders. All nominees were unanimously approved by the Board of Directors which is currently comprised of twelve (12) members. The Corporation’s bylaws require that directors who reach the age of seventy (70) prior to the date of the annual meeting when such director’s term expires may not stand for reelection to the Board of Directors. Mark C. Wagner reached the age of seventy (70) prohibiting him from being renominated as a Class C director at the 2026 Annual Meeting under the Corporation’s bylaws.

The Board of Directors unanimously nominated incumbent directors Rachel G. Bitner, Joshua E. Hoffman, and Susan Y. Nicholas, to serve as Class C Directors. Mr. Hoffman and Ms. Nicholas have consented to serve another term as a director, if reelected, and Ms. Bitner has consented to continue to serve as a director, if elected. If, prior to the annual meeting, any nominee should become unable to serve on the Board for any reason, proxies received from shareholders will be voted in favor of a substitute nominee as the Board of Directors determines. Any vacancy on the Board of Directors for any reason after the annual meeting may be filled by appointment by a majority of the Board of Directors then in office, and each person so appointed shall be a director until the expiration of the term of the class of directors to which he or she was appointed.

Aaron L. Groff, Jr. and Mary E. Leaman, the persons named as proxy holders, will vote the proxies “FOR” the election of each of the nominees named below, unless a shareholder indicates that his or her vote should be withheld from any or all of them. The three (3) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected.

The three (3) nominees for Class C Director to be elected at the 2026 Annual Meeting are:

•	Rachel G. Bitner;
•	Joshua E. Hoffman; and
•	Susan Y. Nicholas

The Board of Directors unanimously recommends that shareholders vote “FOR” these nominees.

Information and Qualifications of Nominees for Director and Continuing Directors

The following paragraphs provide information as of the record date of this proxy, March 10, 2026, about the three (3) nominees to the Board of Directors, two (2) nominees of whose term of office will expire at the 2026 Annual Meeting, one (1) nominee appointed in late 2025 who stands for election at the 2026 Annual Meeting, and each of the eight (8) continuing directors whose terms will expire in subsequent years. The information presented includes the age of each nominee and continuing director, all positions he or she holds, his or her principal occupation and business experience for the past five (5) years, the names of other publicly-held companies for which he or she currently serves as a director, or has served as a director during the past five (5) years, and information on the involvement with non-profit and community organizations that each nominee and continuing director has told us about. In addition to the information presented below regarding specific experience and attributes and skills that the Board feels qualifies each nominee and director to serve as a director, the Board also believes that all nominees and continuing directors have a reputation for integrity, honesty, and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to ENB Financial Corp, Ephrata National Bank, and the Board.

There are no family relationships among any of the directors or executive officers of ENB Financial Corp or its wholly owned subsidiary, Ephrata National Bank.

Information about the number of shares of common stock beneficially owned by each director appears in the “SHARE OWNERSHIP” section below under the heading “Beneficial Ownership by Nominees for Director, Continuing Directors and Executive Officers.”

Nominees for Election as Class C Directors for a term expiring at the 2029 Annual Meeting

.

Rachel G. Bitner

Director since 2025

Ms. Bitner, age 47, became President and CEO Elect of Ephrata National Bank as of December 15, 2025. In December 2025 Ms. Bitner was elected to the Board of Directors of ENB Financial Corp and Ephrata National Bank. Prior to that, she had been Executive Vice President, Chief Financial Officer of Ephrata National Bank and Treasurer of ENB Financial Corp since August 2021; Senior Vice President, Controller of Ephrata National Bank from June 2020 to August 2021; and VP, Controller of Ephrata National Bank for eleven years beginning in June 2009. In the community, Ms. Bitner serves as Secretary on the Board of Mainspring of Ephrata.

Joshua E. Hoffman, MBA, CPA, CMA, CPCU, NACD.DC

Director since 2017

Mr. Hoffman, age 43, is the owner and managing member of Heiter Fitness LLC, a fitness franchise development and operating entity located in Lititz, Pennsylvania. Mr. Hoffman has recently held accounting and executive leadership roles at Garman Builders, Inc. and Alvernia University. From 2018 through 2020, Mr. Hoffman served as a leadership and business consultant. From 2014 through 2018, Mr. Hoffman served as the CEO and CFO of Reamstown Mutual Insurance Company located in Reamstown, PA. Mr. Hoffman also previously held accounting and leadership roles at Donegal Mutual Insurance Company. Mr. Hoffman is a CPA, CMA, CPCU, and holds an MBA from Pennsylvania State University. Mr. Hoffman is also an NACD Certified Director. Mr. Hoffman serves as chair on the Nominating and Governance Committee and the Audit Committee and is considered a financial expert. Mr. Hoffman’s experience in the insurance industry along with his accounting background and experience qualifies him to serve as a director of Ephrata National Bank and ENB Financial Corp.

Susan Y. Nicholas, Esquire

Director since 2008

Ms. Nicholas, age 66, is an attorney and managing partner in the law firm, Young and Young Attorneys at Law, in Manheim, Pennsylvania. Ms. Nicholas has 40 years of experience as an attorney, with specific legal practice in the areas of estates, trusts, and real estate. Along with her legal experience, Ms. Nicholas brings to the Board an interest and knowledge of corporate governance issues and a familiarity with the social and economic composition of the greater Manheim community. Ms. Nicholas is a member of the Pennsylvania and Lancaster Bar Associations and First Presbyterian Church in Lancaster. She has been involved in missions work in Nicaragua since 2004 and is the founder of Rise Up AbbaHar, a nonprofit organization that seeks to improve the lives of impoverished Nicaraguans. Ms. Nicholas serves as a member on the Nominating and Governance Committee and the Trust Operations Committee. Ms. Nicholas’ particular skills and her involvement with the community qualify her to serve as a director of Ephrata National Bank and ENB Financial Corp.

Continuing as Class B Directors for a term expiring at the 2027 Annual Meeting

Willis R. Lefever

Director since 2004

Mr. Lefever, age 71, is Owner of Lefever Construction, a home builder and land development proprietorship, and owner of Lefever Auto Sales, LLC, both near Ephrata, Pennsylvania. Mr. Lefever serves as chair on the Building and Expansion Committee and serves as a member on the Nominating and Governance Committee. In addition to demonstrating strong business acumen in his successful management of small businesses for more than 40 years, Mr. Lefever is qualified to be a director of Ephrata National Bank and ENB Financial Corp because of his understanding of the land development and building industry in Lancaster County, and his thorough knowledge and understanding of the social and economic aspects of the communities that are served by the Corporation.

Jay S. Martin, CISSP

Director since 2019

Mr. Martin, age 61, is employed by Donegal Mutual Insurance Company where he serves as the Vice President-Information Security Officer. He is credentialed as a CISSP (Certified Information Systems Security Professional), and has over 30 years of experience in various roles in information technology, and has a B.S. degree from DeVry in Electronic Engineering. In his current role, he facilitates the design and implementation of information security policy, tracks and reports on cybersecurity risks and activity, and monitors regulatory compliance to cybersecurity requirements. Mr. Martin serves as a member on the Audit Committee and the Compensation Committee. Mr. Martin is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because of his thorough understanding and knowledge of information technology, cybersecurity, and experience in the insurance industry.

Judith A. Weaver

Director since 2012

Ms. Weaver, age 67, now retired, was the President and Owner of Martin’s Trailside Express, Inc., a truck stop and restaurant, and a partner in MSW Properties LP, a family real estate partnership until they were sold in April 2019. Ms. Weaver was also President and Owner of Martin Services Group, Inc., a corporate reseller of bulk petroleum products until her retirement in April 2019. All of these entities were located in East Earl, Pennsylvania. In addition to her 45 years of business experience in the wholesale and retail industries, Ms. Weaver is also involved in her community, currently serving on the board of CrossNet Ministries, the Fellowship of Christian Athletes Regional Board, and as a Partner of LCBC Church. She previously served as a board member and Board Secretary at Garden Spot Village, a retirement community in New Holland, Pennsylvania, on the Regional Board of Hope International, and on the Board and Executive Committee at the New Holland Recreation Center in New Holland, Pennsylvania. Ms. Weaver serves as chair on the Trust Operations Committee and serves as a member on the Building and Expansion Committee. Ms. Weaver is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because she is able to contribute her experience and thorough understanding of wholesale, retail, and service-oriented business issues affecting the communities in which the Corporation provides financial services.

Roger L. Zimmerman

Director since 2021

Mr. Zimmerman, age 46, is the Executive Vice President and an owner of Paul B. Zimmerman, Inc., a hardware, wholesale, manufacturing, and industrial finishing company. Mr. Zimmerman has been associated with the company for 30 years and is a lifelong resident of Lancaster County having graduated from Warwick High School. Mr. Zimmerman currently serves as a Deacon for the Indiantown Mennonite Church and a Board Member of Wellspan Health, Eastern Region and has served in governance and advisory capacities within other organizations throughout his career. Mr. Zimmerman serves as chair on the Compensation Committee and as a member on the Audit Committee. Mr. Zimmerman is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because he is able to contribute his business experience and financial expertise both of which demonstrate his ability to maintain a business’ legacy while adapting to changing customer needs in an increasingly complex marketplace.

Continuing as Class A Directors for a term expiring at the 2028 Annual Meeting

Jose R. Lopez

Director since 2025

Mr. Lopez, age 59 is currently President and CEO of the Spanish American Civic Association (“SACA”) and SACA Development Corporation. Mr. Lopez was most recently President of SACA and SACA Development from 2020 until June 2023 as part of a leadership transition from the Founder and CEO who retired in June of 2023. Mr. Lopez previously held VP, SVP and Chief Appraiser roles at BB&T, Susquehanna Bank and Pacific Mercantile Bank. Mr. Lopez has a BS degree from West Chester University of Pennsylvania and was awarded the MAI, ASA and AI-GRS professional appraisal and valuation designations. In addition, Mr. Lopez has previously served as President/CEO of SACA Development in the late 1990’s through the early 2000’s. Mr. Lopez grew up in Lancaster and specifically in the neighborhood in which SACA is located. Mr. Lopez is also a US Army Veteran. Mr. Lopez has served and currently serves as a board member of various non-profit and community organizations in Pennsylvania, Florida, and California. Mr. Lopez is a founding member of Integro Bank in the Phoenix Arizona market. The bank’s focus on small business creates jobs, helps to transform lives, and builds strong communities. Lastly, Mr. Lopez previously served on the Southcentral PA Regional Board for First Citizens Community Bank. Mr. Lopez is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp. because of his banking experience, and strong background as a certified real estate appraiser. Additionally, Mr. Lopez’s involvement in the Lancaster City Community and SACA will provide beneficial guidance to the Corporation’s urban lending initiative.

Brian K. Reed, DVM, MBA

Director since 2013

Dr. Reed, age 63, was a business owner and manager of Agricultural Veterinary Associates, LLC located in Lititz, Pennsylvania from 1987 until June 30, 2024. This firm serves the agricultural community throughout Lancaster and Lebanon Counties and beyond. Dr. Reed was a veterinarian in practice for 37 years, and focuses his practice on the dairy industry, combining veterinary medicine with business management consulting services. Dr. Reed currently provides consulting services for agricultural and veterinary businesses in the areas of business management and family business generational transition planning and implementation. Dr. Reed is actively involved in a number of veterinary and agricultural organizations, dairy associations and commissions, and community endeavors. Dr. Reed is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because of his business experience, his strong background in finance and administration, and his education and expertise in business management consulting and strategic planning with farmers in the dairy industry within the Corporation’s market area.

Jeffrey S. Stauffer

Director since 2019

Mr. Stauffer, age 64, was elected as President and Chief Executive Officer of ENB Financial Corp and Ephrata National Bank as of January 1, 2020. In May 2020, Mr. Stauffer was appointed Chairman of ENB Financial Corp and Ephrata National Bank. Prior to that, he had been Senior Vice President, Senior Lender of Ephrata National Bank since March 2017; Vice President, Senior Loan Officer from August 2014 to February 2017; Vice President, Commercial Lending Manager from 2012 to July 2014; Vice President, Commercial Loan Officer from 2002 to 2012; and employee of Ephrata National Bank since 1982. Mr. Stauffer serves on the Federal Reserve Board of Philadelphia Nominating Advisory Committee and previously served on the PA Bankers Services Corp Board. Mr. Stauffer currently serves as a member of the Ephrata Area School District Comprehensive Planning Steering Committee and as the Treasurer of the Guy K. Bard Student Loan Fund. Mr. Stauffer previously served as a member of the Board of Directors of the Ephrata Area Education Foundation, as a member of the Board of Directors of the Ephrata Community Health Foundation, as a member of the Board of Directors of the Friends of the Ephrata Police Foundation, and is currently a member of the Denver Ephrata Area Rotary Club having previously served as past President.

J. Daniel Stoltzfus

Director since 2022

Mr. Stoltzfus, age 56, is a partial owner and manages both Stoltzfus Mfg., LLC, formed in 1998 and located in Honey Brook, Pennsylvania and Stoltzfus Manufacturing, Inc. located in Path Valley, Pennsylvania, which has operated for over twenty-five (25) years producing quality equipment such as hay and feeder wagons and bale carriers for the agricultural industry. Mr. Stoltzfus’s manufacturing company also provides custom work ranging from fabrication, welding, and repairs to CNC plasma cutting services for the local agricultural community. Additionally, Mr. Stoltzfus is majority owner of Westbrooke IP, LLC, which is a commercial real estate holding entity in Honey Brook, PA, and he is sole owner of Path Valley Industries, LLC, a real estate holding entity for lease to Stoltzfus Manufacturing, Inc. In addition to demonstrating strong business acumen in his successful management of these manufacturing companies and real estate holding entities, Mr. Stoltzfus is qualified to be a director of Ephrata National Bank and ENB Financial Corp because of his thorough knowledge and understanding of the social and economic aspects of the communities that are served by the Corporation.

SHARE OWNERSHIP

Beneficial Ownership by Principal Holders

The following table shows, to the best of our knowledge, the names and addresses of each person or entity who owned shares of record, or who is known by the Board of Directors to be the beneficial owner of more than 5% of ENB Financial Corp’s outstanding common stock as of the record date of this proxy, March 10, 2026.

Name and Address	Shares Beneficially Owned	Percentage of Outstanding Common Stock Beneficially Owned
J. Harry Hibshman Scholarship Fund Trust C/O ENB’s Wealth Solutions Division(1) 31 East Main Street Ephrata, Pennsylvania 17522	1,785,600	31.36%
Robert C. Wenger Charitable Trust C/O ENB’s Wealth Solutions Division(2) 31 East Main Street Ephrata, Pennsylvania 17522	500,406	8.79%

Share Ownership Key

(1)	Aaron L. Groff, Jr., John H. Shuey, and Paul W. Wenger are trustees of the J. Harry Hibshman Scholarship Fund Trust.
(2)	The Ephrata National Bank serves as the trustee of the Robert C. Wenger Charitable Trust.

Beneficial Ownership by Nominees for Director, Continuing Directors and Executive Officers

The following table shows, as of March 10, 2026, the record date of this proxy, the number of shares and percentage of ENB Financial Corp’s outstanding common stock beneficially owned by each nominee for director, each continuing director, each named executive officer, and all nominees, continuing directors, and executive officers as a group.

Beneficial ownership of shares of ENB Financial Corp common stock is determined in accordance with the definitions of beneficial ownership in the General Rules and Regulations of the Securities and Exchange Commission and may include stock owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as stock that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after March 10, 2026. In the following table, the number of shares owned by the indicated persons is rounded to the nearest whole share.

Name of Individual or Identity of Group	Shares Owned and Nature of Beneficial Ownership	Percentage of Class

Directors and Nominees

Rachel G. Bitner	10,588(1)	*
Joshua E. Hoffman	8,214(2)	*
Willis R. Lefever	12,382(3)	*
Jose R. Lopez	315(4)	*
Jay S. Martin	3,888(5)	*
Susan Y. Nicholas	16,820(6)	*
Brian K. Reed	11,638(7)	*
Jeffrey S. Stauffer	20,100(8)	*
J. Daniel Stoltzfus	2,920(9)	*
Mark C. Wagner	16,704(10)	*
Judith A. Weaver	9,400(11)	*
Roger L. Zimmerman	4,564(12)	*

Named Executive Officers

Jeffrey S. Stauffer (included in list of directors above)
Rachel G. Bitner (included in list of directors above)
William J. Kitsch, IV	7,298(13)	*
Joselyn D. Strohm	1,643(14)	*
All Nominees for Director, Continuing Directors, and Executive Officers as a Group (16 persons)	141,763(15)	2.49

Beneficial Ownership Key

*	Indicates beneficial ownership of less than 1% of outstanding shares.

(1)	Ms. Bitner holds these shares individually.
(2)	Mr. Hoffman holds 8,200 shares individually in an IRA and 14 shares jointly with his spouse.
(3)	Mr. Lefever holds 2,082 shares individually, 300 shares individually in a Roth IRA and 10,000 shares jointly with his spouse.
(4)	Mr. Lopez holds these shares individually.
(5)	Mr. Martin holds these shares individually in an IRA.
(6)	Ms. Nicholas holds these shares individually.
(7)	Dr. Reed holds 200 shares individually and 11,438 shares jointly with his spouse.
(8)	Mr. Stauffer and his spouse hold 14,687 of these shares jointly and he holds 5,413 individually.
(9)	Mr. Stoltzfus holds 2,873 shares individually and 47 shares jointly with his spouse.

(10)	Mr. Wagner holds these shares individually.
(11)	Ms. Weaver holds 7,190 shares individually and 2,210 shares jointly with her spouse.
(12)	Mr. Zimmerman and his spouse hold these shares jointly.
(13)	Mr. Kitsch holds 6,298 shares individually and 1,000 shares in an IRA.
(14)	Ms. Strohm holds 1,164 shares individually and 479 Restricted Stock Units held individually by Ms. Strohm which will vest on June 5, 2026.
(15)	Includes 15,289 shares beneficially held by Messrs. Barton and Klein and Ms. Miller.

Delinquent Section 16 Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers, and persons or entities who beneficially own more than 10% of the Corporation’s outstanding stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based solely upon review of Securities and Exchange Commission Forms 3, 4, and 5 and amendments thereto, the Corporation believes that during the fiscal year ended December 31, 2025, its directors, executive officers and greater than 10% beneficial owners timely filed all reports required under Section 16(a) of the Securities Exchange Act of 1934, as amended.

BOARD COMPENSATION AND PLAN INFORMATION

Compensation of the Board of Directors

The following table summarizes the compensation paid by the Corporation during 2025 to Directors.

Directors who are also employees of the Corporation do not receive additional compensation for board service. In July 2025, directors received a paid-in-advance retainer of $25,000 which covers the period of July 1, 2025 through June 30, 2026. The directors also received $1,000 for each Board meeting attended. Board meetings were held once each month during 2025, with the exception of January, April, July and October, when two (2) Board meetings were held. Directors also received $400 for attendance at separate committee meetings. Directors also attended the Strategic Planning Meeting held in April, 2025. Directors did not receive additional compensation for their attendance at the Strategic Planning Meeting as it was held on a scheduled meeting date. Directors serving as Chairs of committees did not receive additional compensation for their role as Chair of a committee. The members of the Board of Directors of ENB Financial Corp also serve as members of the Board of Directors of Ephrata National Bank. Board meetings for ENB Financial Corp and Ephrata National Bank were held concurrently during 2025 and directors did not receive additional compensation for attending both meetings.

Name	Fees Earned or Paid in Cash		All Other Compensation	Total
	($)		($)	($)
Joshua E. Hoffman	46,600		—	46,600
Willis R. Lefever	45,800		—	45,800
Jose R. Lopez	45,867	(1)	—	45,867
Jay S. Martin	45,800	(2)	—	45,800
Susan Y. Nicholas	43,400		—	43,400
Brian K. Reed	45,800	(3)	—	45,800
J. Daniel Stoltzfus	42,800		—	42,800
Mark C. Wagner	44,800		—	44,800
Judith A. Weaver	44,400	(4)	—	44,400
Roger L. Zimmerman	43,800		—	43,800

Board Compensation and Plan Information Key

(1)	Mr. Lopez invested a percentage of his annual retainer compensation and a percentage of his quarterly compensation in the purchase of ENB Financial Corp shares.
(2)	Mr. Martin invested a percentage of his annual retainer compensation and a percentage of his quarterly compensation in the purchase of ENB Financial Corp shares.
(3)	Dr. Reed invested a percentage of his annual retainer compensation and a percentage of his quarterly compensation in the purchase of ENB Financial Corp shares.
(4)	Ms. Weaver invested a percentage of her annual retainer compensation in the purchase of ENB Financial Corp shares.

Non-Employee Directors’ Stock Plan

The Board of Directors believes that increasing the Board’s financial interest in the Corporation will create a unity of purpose and identity and will be beneficial to the growth of the Corporation. To provide non-employee directors of the Corporation with a convenient and systematic method of acquiring shares of the Corporation’s stock, the Board of Directors established the 2020 Non-Employee Directors’ Stock Plan under which 100,000 shares of common stock were registered with the SEC on June 3, 2020. Under the Plan, non-employee directors may elect to use all, or some, of the compensation they receive as directors to purchase shares in the Corporation. All shares purchased through the 2020 Non-Employee Directors’ Stock Plan are purchased at market price, without a discount.

EXECUTIVE OFFICERS

The following table presents selected information about executive officers of ENB Financial Corp and Ephrata National Bank as of the proxy record date, March 10, 2026. These officers are elected annually by the Board of Directors and hold office at the Board’s discretion.

Name	Age	Principal Occupation for the Past Five Years and Position Held with ENB Financial Corp and Ephrata National Bank
Jeffrey S. Stauffer	64	President and Chief Executive Officer of ENB Financial Corp and Ephrata National Bank as of January 1, 2020 and Chairman as of May 2020. Senior Vice President, Senior Lender of Ephrata National Bank from March 2017 to December 2019. Vice President, Senior Loan Officer from August 2014 to February 2017. Vice President, Commercial Lending Manager from 2012 to July 2014. Vice President, Commercial Loan Officer from 2002 to 2012; and employee of Ephrata National Bank since 1982. Mr. Stauffer is active in the community as described in the Director biography herein.
Rachel G. Bitner	47	President and CEO Elect since December 2025. Director of Ephrata National Bank and ENB Financial Corp since December 2025. Executive Vice President, Chief Financial Officer from August 2021 to December 2025. Treasurer of ENB Financial Corp from August 2021 to December 2025. Ms. Bitner previously held the position of Senior Vice President, Controller, Ephrata National Bank from June 2020 to August 2021 and prior to that served as VP, Controller for eleven years beginning in June 2009. In the community, Ms. Bitner serves as the Board Secretary of Mainspring, Ephrata.
Joselyn D. Strohm	42	Senior Executive Vice President, Chief Operating Officer since June 2023. Previously employed by FIS, Jacksonville, Florida as the Senior Director of Product Management/Line of Business Leader from October 2015 until joining Ephrata National Bank. During her employ with FIS, Ms. Strohm managed a team of sixteen product managers and product owners and had responsibility for determining product direction and strategy for eight FIS products as well as determining capital needs and capital allocations for each. Previously, Ms. Strohm served as Product Support Specialist and then Manager at FIS for seven years and was responsible for the FIS Bankway Application, features programing and client communication areas. She was also responsible for the FIS HORIZON Application. FIS Bankway Application was the core system at Ephrata National Bank until September 2024. At this time, Ephrata National Bank converted to the FIS HORIZON Application. Ms. Strohm has received notable recognitions awarded by the FIS Transformational Leadership Program and Client Excellence Award. Ms. Strohm currently serves on the board of directors for SACA, a nonprofit organization focused on the education, housing and health needs of the underserved in Lancaster County.
Douglas P. Barton	61	Executive Vice President, Chief Financial Officer of ENB Financial Corp and Ephrata National Bank as of December 15, 2025. Treasurer of ENB Financial Corp since December 15, 2025. Previously employed by Orrstown Bank, a wholly owned subsidiary of Orrstown Financial Services, Inc. (Harrisburg, PA) as Senior Vice President, Director of Financial Planning and Analysis from November 2016-December 2024. In addition, Mr. Barton is a certified public accountant and has spent eighteen (18) years in public accounting serving the financial services industry. In the community, Mr. Barton serves as an Adjunct Professor, Lebanon Valley College (Annville, PA).
Nicholas D. Klein	41	Executive Vice President and Chief Risk Officer of Ephrata National Bank since January 2021. Corporate Secretary of Ephrata National Bank and ENB Financial Corp since December 2025. Mr. Klein holds both CRC and CERP certifications. Mr. Klein was previously employed as Senior Credit Risk Review Officer at ENB and as an Associate National Bank Examiner, Office of the Comptroller of the Currency. In the community, Mr. Klein currently serves as a faculty member of the PA Bankers Advanced School of Banking. He is the Vice Chair of the PA Bankers Public Affairs Committee and sits on the PA Bankers Government Relations Policy Committee. He also serves as the Director of Youth Ministry at his local church in Ephrata, PA.

Adrienne L. Miller	64	Senior Vice President, Legal Counsel from September 2014 to March 27, 2026 and Corporate Secretary from January 2021 through December 2025, serving in an advisory role to the Executive Committee. Ms. Miller holds a J.D. and previously held the positions of Vice President, Legal Counsel and Assistant Corporate Secretary as of September 2014 and the position of Assistant Compliance Officer at Ephrata National Bank as of January 2014. Ms. Miller was employed by CNH America LLC as Senior Counsel and Assistant Secretary for twenty-four years. In the community, Ms. Miller has served as President of the Manheim Township Public Library Foundation Board, Lancaster County, Pennsylvania and is an active member and volunteer of Westminster Presbyterian Church, Lancaster, Pennsylvania. As of March 27, 2026, Ms. Miller has retired from Ephrata National Bank.

EXECUTIVE COMPENSATION

The Compensation Committee establishes a Compensation Philosophy for the Corporation, and makes recommendations to the Board of Directors regarding the salaries and benefits of directors, officers, and employees of the Corporation and Bank.

Executive Compensation Objectives

The Corporation’s Compensation Philosophy is to offer competitive compensation opportunities to all employees based upon personal performance. The Corporation designs executive compensation packages to attract and retain key management employees and to motivate these employees to take actions that enhance shareholder value and attain the Corporation’s goals. The Corporation provides both an annual incentive plan for all employees and employment agreements for all executive officers.

Compensation Committee Responsibilities and Process

The Compensation Program is administered by the entire Board of Directors as recommended by the Compensation Committee. The Compensation Committee is responsible for establishing the Corporation’s compensation philosophy and making compensation recommendations regarding the position of Chairman, President, and CEO along with each executive officer.

The Compensation Committee reviews guidelines for compensation, bonus, and other compensation perquisites for all Corporation employees. All employees, including executives, receive annual performance appraisals, reviewing goal attainment and overall job performance, which are then factored into annual merit increases.

Effective January 1, 2022, the Corporation implemented an Annual Incentive Plan, (“AIP”) for all employees. Effective January 1, 2024 the Corporation implemented a Sales Incentive Plan (“SIP”) for employees within the Revenue organization. The AIP provides eligible employees an opportunity to earn additional compensation each year based on the Corporation’s performance. The SIP provides eligible employees an opportunity to earn additional compensation each year based on the Corporation’s performance and the performance of each employee or team in relation to pre-established performance metrics. Each employee receives a copy of their incentive plan, which provides details for their financial award eligibility. In 2025 the Corporation accrued $1,880,000 dollars and actually paid $1,884,000 dollars in earned AIP or SIP payments to employees in February 2026.

The Compensation Committee annually conducts a performance review of the Chairman, President, and CEO’s job performance. The results of the review and any recommendation for a compensation change are discussed with the independent members of the Board of Directors who make a decision regarding a compensation change.

The Compensation Committee also recommends to the Board from time to time the amount, determination and payment of remuneration to be paid by the Corporation to directors in light of time commitment, fees paid by comparable companies and responsibilities. The Compensation Committee may form and delegate authority to individuals and subcommittees when and as it deems appropriate.

The Role of Executive Officers in Determining Compensation

The Compensation Committee meets with the Head of Human Resources of the Corporation who provides the Committee with the information necessary for their analysis of the appropriate compensation for the executive officers. Mr. Stauffer did not participate and was not present when his performance and compensation was discussed.

SUMMARY COMPENSATION TABLE

			Nonequity		All
Name and			Incentive Plan	Stock	Other	Total
Principal Position	Year	Salary	Compensation	Awards	Compensation	Compensation
		($)(1)	($)(2)	($)(3)	($)(4)	($)(5)

Jeffrey S. Stauffer	2025	463,119	92,321	—	43,897	599,337
Chairman of the Board, President and CEO	2024	406,580	137,341	—	40,186	584,107

Rachel G. Bitner	2025	288,472	40,994	—	25,661	355,127
President and CEO Elect

William J. Kitsch, IV	2025	219,224	—	—	93,446(6)	312,691
Former Senior Executive Vice President,	2024	288,738	73,348	—	25,268	387,355
Chief Revenue Officer

Joselyn D. Strohm Senior Executive Vice President,	2025	260,920	47,819	—	19,626	328,365
Chief Operating Officer	2024	253,872	72,174	—	17,336	343,383

Summary Compensation Table Key

(1)	Base Salary.
(2)	Represents amounts paid in accordance with the annual incentive plan or sales incentive plan described herein which is earned in the prior year but paid in the current year, an annual performance bonus, and any other service award, position related commission and incentive payments, if applicable.
(3)	The amounts in this column represent the grant date fair value of equity awards in the year granted, in accordance with FASB ASC Topic 718. Stock awards consisted of grants of restricted stock units.
(4)	All Other Compensation includes Total Other Earnings in the OTHER COMPENSATION TABLE on page 23 and Total Contributions on the DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE on page 25.
(5)	Total of (1) through (4).
(6)	In addition to the amounts represented under footnote (4), Mr. Kitsch also received $79,600 in connection with his transition from the Bank to fulfill the Severance Agreement and General Release.

OTHER COMPENSATION TABLE (1)

			Group Life	Split Dollar	401(k)	15%	Total
Name and			Insurance	Imputed	Corporate	Discount	Other
Principal Position	Year	Auto	Premiums	Income	Match	ESPP Shares	Earnings
		($)(2)	($)(3)	($)(4)	($)	($)(5)	($)(6)

Jeffrey S. Stauffer	2025	8,715	2,666	442	10,457	4,117	26,397
Chairman of the Board, President and CEO	2024	6,857	2,772	401	9,303	3,603	22,936

Rachel G. Bitner	2025	—	630	70	6,002	4,073	10,775
President and CEO Elect

William J. Kitsch, IV	2025	—	669	71	5,197	1,332	7,269
Former Senior Executive Vice President, Chief	2024	—	953	67	6,819	2,528	10,367
Revenue Officer

Joselyn D. Strohm	2025	—	420	—	5,321	443	6,184
Senior Executive Vice	2024	—	420	—	3,823	—	4,243
President, Chief Operating Officer

Other Compensation Table Key

(1)	Other Compensation excluding Defined Contribution Profit Sharing Plan contributions. See the DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE on page 25.
(2)	Personal-use expense for company-provided automobile – a perquisite.
(3)	Group Life Insurance Premium. Full-time employees receive life insurance coverage at 5 times their annualized salary to $400,000 maximum.
(4)	A Split Dollar life insurance benefit is provided as incentive to participate in Bank Owned Life Insurance (BOLI) to all Senior Vice Presidents and Executive Vice Presidents who participated in BOLI at the time BOLI was purchased.
(5)	All participating employees receive a 15% discount from the stock’s fair market value at the lesser of the offering date or the purchase date on stock purchased through the ENB Financial Corp and Designated Subsidiaries 2022 Qualified Employee Stock Purchase Plan (“2022 ESPP”).
(6)	Total of (2) through (6).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Stock Awards
Name and Principal Position (3)	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)
Joselyn D. Strohm Senior Executive Vice President, Chief Operating Officer	479	11,017

Outstanding Equity Awards at Fiscal Year-End Key

(1)	The shares listed below for Ms. Strohm are restricted stock units awarded on June 5, 2023 and fully vest on June 5, 2026.
(2)	Amounts represent the fair market value of the restricted stock units on December 31, 2025. The closing price of the Corporation's common stock was $23.00 on that date.
(3)	This table represents only those who had shares or units of stock that have not vested. Those whose shares or units of stock that have already vested are not listed.

Policies and Practices Related to the Timing of Certain Equity Awards

The Corporation does not have a formal written policy in place with regard to the timing of awards of options or stock appreciation rights in relation to the disclosure of material nonpublic information. During 2025, the Corporation did not grant any options or stock appreciation rights.

RETIREMENT PLANS

Defined Contribution Profit Sharing Plan

The Corporation established a Defined Contribution Profit Sharing Plan on January 1, 2016 which became part of the 401(k) Savings Plan beginning on January 1, 2016. Effective January 1, 2016, the Defined Contribution Pension Plan was terminated and rolled-over into the Profit Sharing Plan and was combined with the 401(k) Savings Plan.

The Defined Contribution Profit Sharing Plan is administered by Wealth Solutions, a division of Ephrata National Bank. In 2022, the Corporation engaged Fidelity Management Trust Company to assume custodian and record-keeping responsibilities for the Plan.

The Corporation makes annual contributions to eligible employee’s Profit Sharing accounts as follows:

•	A non-elective 3% contribution was provided to all employees employed at the Ephrata National Bank during 2025 who worked at least 30 days. This contribution is commonly referred to as the “Safe Harbor Contribution.”

•	A 2% elective contribution is provided to all employees who are aged 18 or older who work 1,000 or more hours in a calendar year and have completed at least one year of service.

For purposes of the Defined Contribution Profit Sharing Plan, eligible compensation was limited to

$350,000 in 2025. Total contributions to the Defined Contribution Profit Sharing Plan for the plan year ended December 31, 2025, 2024 and 2023 were $1,109,691, $1,072,762 and $985,713 respectively.

In 2025, the Corporation contributed the following amounts to the Defined Contribution Profit Sharing Plan on behalf of the named executive officers: Jeffrey S. Stauffer, Chairman of the Board, President and Chief Executive Officer, $17,500; Rachel G. Bitner, President and Chief Executive Officer Elect, $14,886, William J. Kitsch, IV, Former Senior Executive Vice President and Chief Revenue Officer, $6,577 and Joselyn D. Strohm, Senior Executive Vice President, Chief Operating Officer, $13,442.

Larger contributions to the Defined Contribution Profit Sharing Plan for named executive officers are attributable to their higher Base Salaries. Defined Contribution Profit Sharing Plan contributions for named executive officers are included in the DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE below and in All Other Compensation on the SUMMARY COMPENSATION TABLE on page 22.

DEFINED CONTRIBUTION PROFIT SHARING
PLAN TABLE

			2.00%
Name and	Plan	Safe Harbor Non-elective	Profit Sharing Elective	Total
Principal Position	Year	Contribution	Contribution	Contribution
		($)	($)	($)(1)
Jeffrey S. Stauffer	2025	10,500	7,000	17,500
Chairman of the Board, President and CEO	2024	10,350	6,900	17,250

Rachel G. Bitner	2025	8,932	5,954	14,886
President and CEO Elect

William J. Kitsch, IV	2025	6,577	--	6,577
Former Senior Executive Vice President, Chief	2024	8,941	5,960	14,901
Revenue Officer

Joselyn D. Strohm	2025	8,065	5,377	13,442
Senior Executive Vice President, Chief Operating Officer	2024	7,856	5,237	13,093

Profit Sharing Table Key

(1)	Total Defined Contribution Profit Sharing during 2025 and 2024. This amount is included in OTHER COMPENSATION in the SUMMARY COMPENSATION TABLE on page 22.

PAY VERSUS PERFORMANCE TABLE

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)	Net Income ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	599,337	604,319	332,061	334,503	140.81	21,559,000
2024	584,107	588,486	542,186	544,179	121.29	15,317,000
2023	500,460	495,542	568,113	566,004	96.44	12,375,000

Column (b). Reflects compensation amounts reported in the “Summary Compensation Table” for the Corporation’s Principal Executive Officer (PEO), Chairman of the Board, President and Chief Executive Officer, Jeffrey S. Stauffer, for the respective years shown.

Column (c). Compensation actually paid to the PEO as calculated in each year reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

	2025	2024	2023
Summary Compensation Table Total	$599,337	$584,107	$500,460
Adjustments:
Less: amounts reported under the “Stock Awards” column in the Summary Compensation Table	—	—	—
Plus: fair value of awards granted during the year that remain unvested as of year end	—	—	—
Change in fair value from prior year end to current year end of awards granted prior to year that were outstanding and unvested as of year end	—	2,105	(2,416)
Change in fair value from prior year end to vesting date of awards granted prior to year that vested during year	4,982	2,274	(2,502)
Plus: dividends or other earnings paid during year prior to vesting date of award	—	—	—
Compensation Actually Paid	$604,319	$588,486	$495,542

Column (d). Reflects the average of the compensation amounts reported in the “Summary Compensation Table” for the Corporation’s other Named Executive Officers (“Other NEOs”). The Other NEOs included in the average figures for 2023 and 2024 are Messrs. Neiss and Kitsch and Ms. Strohm.

Column (e). Average compensation actually paid to the Other NEOs as calculated in each year reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

	2025	2024	2023
Summary Compensation Table Total	$332,061	$542,186	$568,113
Adjustments:
Less: amounts reported under the “Stock Awards” column in the Summary Compensation Table	—	—	—
Plus: fair value of awards granted during the year that remain unvested as of year end	—	—	—
Change in fair value from prior year end to current year end of awards granted prior to year that were outstanding and unvested as of year end	2,778	1,173	(967)
Change in fair value from prior year end to vesting date of awards granted prior to year that vested during year	(336)	820	(1,142)
Plus: dividends or other earnings paid during year prior to vesting date of award	—	—	—
Compensation Actually Paid	$334,503	$544,179	$566,004

Column (f). Total shareholder return shows the value at year-end assuming the investment of $100 on the last day of the previous calendar year and the reinvestment of dividends during the year.

Column (g). Reflects “Net Income” reported in the corporation's Consolidated Statements of Income for each year.

Relationship Between Compensation Actually Paid and Performance Measures

Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Other NEOs and the Corporation's Cumulative Total Shareholder Return (TSR)

From 2023 to 2024, the compensation actually paid to our PEO and the average of the compensation actually paid to the Other NEOs increased by 18.8% and decreased by 3.9%, respectively, compared to a 25.8% increase in our TSR over the same time period.

From 2024 to 2025, the compensation actually paid to our PEO and the average of the compensation actually paid to the Other NEOs increased by 2.7% and decreased by 38.5%, respectively, compared to a 16.1% increase in our TSR over the same time period.

Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Other NEOs and the Corporation's Net Income

From 2023 to 2024, the compensation actually paid to our PEO and the average of the compensation actually paid to the Other NEOs increased by 18.8% and decreased by 3.9%, respectively, compared to a 23.8% increase in our Net Income over the same time period.

From 2024 to 2025, the compensation actually paid to our PEO and the average of the compensation actually paid to the Other NEOs increased by 2.7% and decreased by 38.5%, respectively, compared to a 40.8% increase in our Net Income over the same time period.

POTENTIAL PAYMENTS UPON
TERMINATION OR CHANGE IN CONTROL

In the event of death or disability of a named executive officer, the named executive officer will receive benefits under the Corporation’s retirement plan, disability plan, or payments under the Corporation’s life insurance plans, as appropriate.

In addition, for the calendar year ending December 31, 2026, and in the event of the death of the named executive officer on or before December 31, 2026, the beneficiaries of the named executive officer would receive life insurance proceeds associated with two life insurance plans. The first is a non-discriminatory group term life insurance plan that is available to all qualifying employees of the Corporation. The second is a BOLI plan applicable to a select group of the Corporation’s officers. A Split Dollar Life Insurance Plan was introduced in 2019 for participants who retire in the BOLI plan and meet an age 55 and 10 year service requirement. The following are the life insurance benefits the beneficiary of the named executive officer would receive provided both requirements are met: Jeffrey S. Stauffer’s beneficiary would receive $500,000; Rachel G. Bitner’s beneficiary would receive $500,000; William J. Kitsch, IV’s beneficiary would receive $500,000 and Joselyn D. Strohm’s beneficiary would receive $400,000. Qualifying individuals will continue to receive a $100,000 life insurance policy through the Split Dollar benefit until death.

The Corporation has entered into Employment Agreements as described herein which are designed to improve the Corporation’s talent retention strategy by providing customary payments upon termination of employment for various reasons. Additionally, if within two years after a change in control of the Corporation as defined in the Employment Agreement occurs resulting in an Executive Officer experiencing an involuntary separation without cause, then the Executive Officer shall be entitled to receive a multiple of his or her base salary, and continuation of all life, disability, medical insurance, and other normal health and welfare benefits for two years.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of four (4) Independent directors as defined by the SEC and Nasdaq. The Audit Committee operates under a written charter adopted by the Board of Directors and is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate- overview/committee-charting/ or by contacting Nicholas D. Klein, Corporate Secretary of the Corporation.

The Audit Committee has reviewed the audited financial statements of the Corporation for the fiscal year ended December 31, 2025, and discussed them with management and the Corporation’s independent accountants, S.R. Snodgrass, P.C. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

The Audit Committee has received from the independent accountants the written disclosures and letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed the accountants’ independence from the Corporation and management with the accountants.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Corporation’s audited financial statements for the fiscal year ended December 31, 2025, be included in the Corporation’s Annual Report on Form 10-K for that fiscal year and filed with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee
Joshua E. Hoffman (Chair)
Jay S. Martin
Jose R. Lopez
Roger L. Zimmerman

PROPOSAL NO. 1:

TO ELECT THREE (3) CLASS C DIRECTORS TO SERVE FOR A THREE-YEAR TERM AND UNTIL
THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

The three (3) nominees for Class C Director to be elected at the 2026 Annual Meeting of Shareholders are:

•	Rachel G. Bitner;
•	Joshua E. Hoffman; and
•	Susan Y. Nicholas

The Board of Directors unanimously recommends that shareholders vote “FOR” the nominees for director listed above.

PROPOSAL NO. 2:

TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected S.R. Snodgrass, P.C. as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026. S.R. Snodgrass, P.C. served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2025. S.R. Snodgrass, P.C. has advised the Corporation that none of its members has any financial interests in the Corporation.

Representatives of S.R. Snodgrass, P.C. will be available at the Annual Meeting of Shareholders to be held May 5, 2026. They will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Aggregate fees billed to ENB Financial Corp and Ephrata National Bank by S.R. Snodgrass, P.C., the current independent registered public accounting firm for the Corporation, for services rendered during the last two years are presented as follows:

	Year Ended December 31,
	2025	2024
	($)	($)
Audit Fees (1)	247,887	212,000
Audit-Related Fees (2)	12,740	11,475
Tax Fees (3)	26,716	20,735
Total Fees	287,343	244,210

(1)	Audit Fees include fees billed for professional services rendered for the audit of the annual financial statements, the audit of internal controls, and fees billed for the review of financial statements included in ENB Financial Corp’s Form 10-Q filings or services that are provided by the Corporation’s independent registered public accounting firm, in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees include fees billed for assurance and related services by S.R. Snodgrass, P.C. that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the Audit Fees section of the table above. These services include an annual audit of the ENB Financial Corp 401(k) Savings Plan.

(3)	Tax Fees include fees billed for professional services rendered by S.R. Snodgrass, P.C., during 2025 and 2024, for tax compliance, tax advice, tax planning, and preparation of corporate tax returns.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm.These services may include audit services, audit-related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent public accounting firm. Under the policy, pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services being approved and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent public accounting firm is required to provide detailed back-up documentation at the time of approval.

The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining S.R. Snodgrass, P.C.’s independence.

In the event shareholders do not ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the 2026 fiscal year, the Audit Committee may choose another accounting firm to provide independent registered public accountant/audit services for the 2026 fiscal year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Corporation and our shareholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the ratification of S.R. Snodgrass, P.C., as the independent registered public accounting firm for the year ending December 31, 2026.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

On September 16, 2016, the U.S. Securities and Exchange Commission, pursuant to an offer of settlement, instituted an administrative proceeding against Orrstown Financial Services, Inc. (“Orrstown”). Douglas P. Barton, ENB Financial Corp’s current Executive Vice President, Chief Financial Officer and Treasurer, was a respondent therein as he served as Orrstown’s Chief Accounting Officer. Without admitting or denying the findings therein, Mr. Barton consented to entry of a cease and desist order wherein he agreed to pay a civil penalty of $25,000 for violating Rule 13b2-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as Chief Accounting Officer, causing Orrstown to violate Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act and Rules 12b-20 and 13a-13 adopted thereunder relating to alleged failure to comply with GAAP requirements for disclosure of impaired loan disclosure, calculation of loan losses and calculation of fair value for certain collateral in connection with loan impairment analysis.

ANNUAL REPORT ON FORM 10-K

A copy of ENB Financial Corp’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission, is enclosed with this proxy statement. The Annual Report on Form 10-K is also available on the Internet at: www.investorvote.com/ENBP or by contacting Nicholas D. Klein, Corporate Secretary. Any shareholder may obtain a copy of ENB Financial Corp’s Annual Report on Form 10- K for the previous year ended December 31, 2024, without charge, by submitting a written request to Nicholas D. Klein, Corporate Secretary, ENB Financial Corp, 31 East Main Street, Ephrata, Pennsylvania, 17522.

OTHER MATTERS

As of the date of this document, the Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than the ones described in this document. If any other matters shall properly come before the meeting and be voted upon, the persons named in this document as proxy holders will vote on those matters in accordance with the recommendations of the Board of Directors.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 A.M., Eastern Time, on May 5, 2026. Online Go to www.investorvote.com/ENBP or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ENBP 2026 Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposal 2, and FOR Proposal 3. 1. Election of Class C Directors For Withhold For Withhold For Withhold 01 - Rachel G. Bitner 02 - Joshua E. Hoffman 03 - Susan Y. Nicholas 2. To ratify the selection of S.R. Snodgrass PC as the independent registered public accounting firm for the year ending December 31, 2026. For Against Abstain 3. To transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. 1 U P X 048JEA

2026 Annual Meeting Admission Ticket 2026 Annual Meeting of ENB Financial Corp Shareholders May 5, 2026 1:00 P.M. Eastern Time Ephrata National Bank 5th Floor of Brossman Business Complex 124 East Main Street Ephrata, PA, 17522 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/ENBP Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ENBP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q REVOCABLE PROXY - ENB FINANCIAL CORP 2026 Annual Meeting of Shareholders May 5, 2026 1:00 P.M. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Aaron L. Groff, Jr., Mary E. Leaman, or any one of them, as proxies, with full power of substitution, to represent and vote, as designated herein all of ENB Financial Corp common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 5, 2026 at 1:00 P.M., Eastern Time, at Ephrata National Bank, 124 East Main Street Offices, 5th Floor of Brossman Business Complex, Ephrata, Pennsylvania 17522, or any adjournment or postponement of the meeting. This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned shareholder(s). If no specification is made, this proxy will be voted FOR the election of the director nominees listed on the reverse, and FOR ratification of the independent registered public accounting firm. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposal 2, and FOR Proposal 3. 1. Election of Class C Directors For Withhold For Withhold For Withhold 01 - Rachel G. Bitner 02 - Joshua E. Hoffman 03 - Susan Y. Nicholas 2. To ratify the selection of S.R. Snodgrass PC as the independent registered public accounting firm for the year ending December 31, 2026. For Against Abstain 3. To transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. 1 U P X 048JFA

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.edocumentview.com/ENBP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q REVOCABLE PROXY - ENB FINANCIAL CORP 2026 Annual Meeting of Shareholders May 5, 2026 1:00 P.M. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Aaron L. Groff, Jr., Mary E. Leaman, or any one of them, as proxies, with full power of substitution, to represent and vote, as designated herein all of ENB Financial Corp common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 5, 2026 at 1:00 P.M., Eastern Time, at Ephrata National Bank, 124 East Main Street Offices, 5th Floor of Brossman Business Complex, Ephrata, Pennsylvania 17522, or any adjournment or postponement of the meeting. This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned shareholder(s). If no specification is made, this proxy will be voted FOR the election of the director nominees listed on the reverse, and FOR ratification of the independent registered public accounting firm. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)